Exhibit 99.2

ARCADE ACQUISITION CORP.
(a corporation in the development stage)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Arcade Acquisition Corp.

We have audited the accompanying balance sheet of Arcade Acquisition Corp. (a corporation in the development stage) (the “Company”) as of May 25, 2007 and the related statements of operations, stockholders’ equity and cash flows for the period January 30, 2007 (date of inception) to May 25, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arcade Acquisition Corp. (a corporation in the development stage) as of May 25, 2007, and the results of its operations and its cash flows for the period January 30, 2007 (date of inception) to May 25, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ ROTHSTEIN, KASS & COMPANY, P.C.

Roseland, New Jersey
May 29, 2007

ARCADE ACQUISITION CORP.
(a corporation in the development stage)

BALANCE SHEET

May 25, 2007

ASSETS

Current assets, cash	$394,832

Other assets, cash held in trust fund	59,150,000
$59,544,832

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities, accounts payable and accrued expenses	$139,083

Long-term liabilities, deferred underwriters' fee	1,470,000

Common stock, subject to possible redemption, 2,499,999 shares, at redemption value	17,744,994

Commitments

Stockholders' equity
Preferred stock, $.0001 par value; 1,000,000 shares authorized; none issued	—
Common stock, $.0001 par value, authorized 39,000,000 shares; 9,375,000 shares issued and outstanding, (including 2,499,999 shares subject to possible redemption)	938
Additional paid-in capital	40,198,942
Deficit accumulated during the development stage	(9,125)

Total stockholders' equity	40,190,755

$59,544,832

See accompanying notes to financial statements.

ARCADE ACQUISITION CORP.
(a corporation in the development stage)

STATEMENT OF OPERATIONS

For the period January 30, 2007 (date of inception) to May 25, 2007

Interest income	$205

Formation and operating costs	7,119
Interest expense	2,211

Net loss	$(9,125)

Weighted average number of common shares outstanding, basic and diluted	2,201,087

Net loss per common share, basic and diluted	$0.00

See accompanying notes to financial statements.

ARCADE ACQUISITION CORP.
(a corporation in the development stage)

STATEMENT OF STOCKHOLDERS' EQUITY

For the period January 30, 2007 (date of inception) to May 25, 2007

				Deficit
				Accumulated
			Additional	During	Total
	Common Stock		Paid-in	Development	Stockholders'
	Shares	Amount	Capital	Stage	Equity

Common shares issued to existing shareholders	1,875,000	$188	$24,812	$—	$25,000

Proceeds from issuance of warrants			2,000,000		2,000,000

Sale of 7,500,000 units on May 25, 2007
at a price of $8 per unit, net of underwriters'
discount and offering costs (including
2,249,999 shares subject to possible redemption)	7,500,000	750	55,919,024		55,919,774

Common stock, subject to possible redemption,
2,249,999 shares			(17,744,994)		(17,744,994)

Proceeds from issuance of options			100		100

Net loss				(9,125)	(9,125)
Balances, May 25, 2007	9,375,000	$938	$40,198,942	$(9,125)	$40,190,755

See accompanying notes to financial statements.

ARCADE ACQUISITION CORP.

(a corporation in the development stage)

STATEMENT OF CASH FLOWS

For the period January 30, 2007 (date of inception) to May 25, 2007

Cash flows from operating activities
Net loss	$(9,125)
Adjustments to reconcile net loss to net cash used in operating activities:
Increase (decrease) in cash attributable to changes in operating liabilities
Accounts payable and accrued expenses	1,200

Net cash used in operating activities	(7,925)

Cash used in investing activities, cash held in trust	(59,150,000)

Cash flows from financing activities
Proceeds from notes payable, stockholders	225,000
Repayment of notes payable, stockholders	(225,000)
Proceeds from issuance of common stock	25,000
Proceeds from issurance of warrants	2,000,000
Gross proceeds from public offering	60,000,000
Payments for underwriters' discount and offering cost	(2,472,343)
Proceeds from issuance of option	100

Net cash provided by financing activities	59,552,757

Net increase in cash	394,832

Cash, beginning of period	—

Cash, end of period	$394,832

Supplemental disclosure of cash flow information, cash
paid during the period for interest:	$2,211

Supplemental schedule of non-cash financing activities:

Accrued offering costs	$137,883

Deferred underwriters' fees	$1,470,000

See accompanying notes to financial statements.

ARCADE ACQUISITION CORP.
(a corporation in the development stage)
Notes to Financial Statements

NOTE A—DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Arcade Acquisition Corp. (a corporation in the development stage) (the “Company”) was incorporated in Delaware on January 30, 2007. The Company was formed to acquire, through a merger, asset acquisition, stock exchange or other similar business combination, an operating business. The Company has neither engaged in any operations nor generated significant revenue to date. The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards (SFAS) No. 7, Accounting and Reporting By Development Stage Enterprises, and is subject to the risks associated with activities of development stage companies. The Company has selected December 31st as its fiscal year-end.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the public offering of Units (as defined in Note C) (the “Offering”) although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with (or acquisition of) an operating business (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Since the closing of the Offering, an amount equal to approximately 98.6% of the gross proceeds have been held in a trust account (“Trust Account”). The Trust Account will be invested in U.S. “government securities,” defined as any Treasury Bill issued by the United States government having a maturity of one hundred and eighty (180) days or less or money market funds meeting the conditions specified in Rule 2a-7 under the Investment Company Act of 1940, until the earlier of (i) the consummation of its first Business Combination or (ii) the distribution of the Trust Account as described below. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that 30% or more of the outstanding stock (excluding, for this purpose, those shares of common stock issued prior to the Offering) vote against the Business Combination and elect to exercise their redemption rights, the Business Combination will not be consummated. In the event a Business Combination is consummated, public stockholders voting against a Business Combination will be entitled to redeem their stock for a pro rata share of the aggregate amount of cash then on deposit in the Trust Account, including their pro rata portion of the deferred underwriting discount and any interest earned on the Trust Account, net of income taxes payable on such interest income. However, voting against the Business Combination alone will not constitute an election to exercise a stockholder’s redemption rights. All of the Company’s stockholders prior to the Offering, including all of the directors and officers of the Company, have agreed to vote all of the shares of common stock held by them in accordance with the vote of the majority in interest of all other stockholders of the Company.

In the event that holders of more than 20% of the shares of common stock sold in this offering elect to redeem their shares, the Company’s initial stockholders have agreed to forfeit that number of shares (up to a maximum of 234,375) that will result in them owning collectively no more than 23.81% of the Company’s outstanding common stock immediately prior to the consummation of such Business Combination after giving effect to the redemption. If any such shares are forfeited, the financial statements subsequent to such forfeiture would reflect a decrease in total shares outstanding.

In the event that the Company does not consummate a Business Combination by May 21, 2009, the proceeds held in the Trust Account will be distributed to the Company’s public stockholders, excluding the initial stockholders to the extent of their initial stock holdings.

ARCADE ACQUISITION CORP.
(a corporation in the development stage)
Notes to Financial Statements

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development stage company:

The Company complies with the reporting requirements of SFAS No. 7, “Accounting and Reporting by Development Stage Enterprises.”

Common Stock:

On May 15, 2007, the Company effected a 1.2-for-one stock split in the form of a dividend, which resulted in the issuance of an additional 312,500 shares to the Company’s stockholders. The Company’s financial statements give retroactive effect to the stock split.

Net loss per common share:

The Company complies with accounting and disclosure requirements of SFAS No. 128, “Earnings Per Share.”  Net loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding for the period, except where the result would be antidilutive. Net loss per share of common stock, assuming dilution, reflects the maximum potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock and would then share in the net loss of the Company.

Concentration of credit risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, exceeds the Federal depository insurance coverage of $100,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair value of financial instruments:

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under SFAS No. 107, “Disclosure About Fair Value of Financial Instruments,” approximates the carrying amounts represented in the balance sheet.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ARCADE ACQUISITION CORP.
(a corporation in the development stage)
Notes to Financial Statements

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income taxes:

The Company complies with SFAS 109, “Accounting for Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Effective January 1, 2007, the Company adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). There were no unrecognized tax benefits as of January 1, 2007 and as of May 25, 2007.  FIN 48 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return.  For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities.  The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense.  No amounts were accrued for the payment of interest and penalties at January 1, 2007. There was no change to this balance at May 25, 2007.  Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position. The adoption of the provisions of FIN 48 did not have a material impact on the Company’s financial position, results of operations and cash flows.

NOTE C—OFFERING

On May 25, 2007, the Company consummated the sale of 7,500,000 units (“Units”) at a price of $8.00 per Unit in the Offering. Each Unit consists of one share of the Company’s common stock, $0.0001 par value, and one redeemable common stock purchase warrant (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing on the later of (i) May 21, 2008 or (ii) the completion of a Business Combination with a target business, and expires on May 21, 2011. The Warrants are redeemable at a price of $0.01 per Warrant upon 30 days prior notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is given. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of warrants during the exercise period, there will be no cash settlement of the warrants and the warrants will expire worthless.

NOTE D—RELATED PARTY TRANSACTIONS

On February 5, 2007 and April 4, 2007, the Company issued two unsecured promissory notes to an affiliate of the Company’s officers and directors, Arcade Partners, LLC, in the aggregate amount of $225,000. The notes, which bore interest at 4% per annum, were repaid on May 25, 2007.

On February 13, 2007, the Company issued 1,875,000 shares of common stock for proceeds of $25,000 to the officers and directors of the Company and an affiliate of the Company’s officers and directors.

ARCADE ACQUISITION CORP.
(a corporation in the development stage)
Notes to Financial Statements

NOTE D—RELATED PARTY TRANSACTIONS (continued)

The Company has a service agreement with Arcade Partners, LLC, an affiliate of the Company’s officers and directors, whereby upon completion of the Offering the Company will pay a monthly service fee of $7,500. Such fee is to cover general and administrative services provided by the affiliate, including office space and utilities.

On May 23, 2007, Arcade Acquisition Investors, LLC, an affiliate of the Company’s officers and directors, purchased, in a private placement, 2,000,000 warrants at $1.00 per warrant. The aggregate proceeds of this private placement of $2,000,000 are being held in the Trust Account described in Note A. Arcade Acquisition Investors, LLC has agreed that it will not sell or otherwise transfer the warrants until after the Company consummates a Business Combination other than to its members in proportion to their membership interests, which members are subject to the same restriction on transferability, except in certain limited circumstances.

NOTE E—COMMITMENTS

The Company paid an underwriting discount of 3.5% of the public unit offering price to the underwriters at the closing of the Offering, with an additional fee of 3.5% of the gross offering proceeds payable upon the Company’s consummation of a Business Combination. The deferred underwriting discount includes $630,000 that is subject to forfeiture in the event of a 29.99% redemption. The underwriters will not be entitled to any interest accrued on the deferred discount.

The Company sold to the underwriters, for $100, an option to purchase up to a total of 750,000 units at a per-unit price of $10.00 that expires five years from the date of grant. The units issuable upon exercise of this option are also identical to those sold in the Offering except that warrants included in the option have an exercise price of $7.00. The sale was accounted for as an equity transaction. Accordingly, there was no net impact on the Company’s financial position or results of operations, except for the recording of the $100 proceeds from the sale.

The Company has determined, based upon a Black-Scholes model, that the fair value of the option on the date of sale was approximately $2.35 per unit, or approximately $1,760,000 in total, using an expected life of five years, volatility of 32.9% and a risk-free interest rate of 4.81%.

The volatility calculation of 32.9% is based on the most recent trading day average volatility of a representative sample of 21 blank check companies that completed a business combination and have a sufficient subsequent trading history (the “Sample Companies”). Because the Company does not have a trading history, the Company needed to estimate the potential volatility of its common stock price, which will depend on a number of factors that cannot be ascertained at this time. The Company referred to the average volatility of the Sample Companies because management believes that the average volatility of such companies is a reasonable benchmark to use in estimating the expected volatility of the Company’s common stock post-business combination. Although an expected life of five years was taken into account for purposes of assigning a fair value to the option, if the Company does not consummate a Business Combination within the prescribed time period and liquidates, the option would become worthless.

The Company has granted the underwriter a 45-day option (until July 4, 2007) to purchase up to 1,125,000 additional units to cover the over-allotment. The over-allotment option will be used only to cover a net short position resulting from the initial distribution.

ARCADE ACQUISITION CORP.
(a corporation in the development stage)
Notes to Financial Statements

NOTE E—COMMITMENTS (continued)

If the Company is unable to deliver registered shares of common stock to the underwriters upon exercise of the option to purchase Units during the exercise period, there will be no cash settlement of the common stock and warrants underlying the Units and the Units will expire worthless.

NOTE F—PREFERRED STOCK

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.